ETC CABANA TARGET DRAWDOWN 10 ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026

Exchange-Traded Funds — 99.8%	Shares	Fair Value
Commodity — 8.9%
Goldman Sachs Physical Gold ETF(a)	227,313	$ 9,076,608

Equity — 78.1%
Invesco Nasdaq 100 ETF	56,941	16,130,816
iShares Select Dividend ETF	33,316	5,370,872
State Street Energy Select Sector SPDR ETF(c)	205,944	12,263,965
State Street Health Care Select Sector SPDR ETF	90,670	14,738,409
State Street Technology Select Sector SPDR ETF	67,252	11,792,638
State Street Utilities Select Sector SPDR ETF	207,920	9,221,252
Vanguard High Dividend Yield ETF	33,061	5,354,560
Vanguard Morningstar Mega Cap ETF	19,037	5,198,053
		80,070,565
Fixed Income — 12.8%
iShares 7-10 Year Treasury Bond ETF	141,681	13,169,249

Total Exchange-Traded Funds (Cost $92,520,668)		102,316,422

Short-Term Investments — 3.6%
Invesco Government & Agency Portfolio, Institutional Class, 3.09% (b) (d)	3,705,375	3,705,375

Total Short-Term Investments (Cost $3,705,375)		3,705,375

Total Investments — 103.4%
(Cost $96,226,043)		106,021,797

Liabilities in Excess of Other Assets — (3.4)%		(3,482,588)

Total Net Assets — 100.0%		$ 102,539,209

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of July 31, 2026.
(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of July 31, 2026 was $3,662,325.
(d)	Security was purchased with cash received as collateral for securities on loan at July 31, 2026. Total collateral had a value of $3,705,375 at July 31, 2026.